Supplement to the
Strategic Advisers® U.S. Total Stock Fund
May 6, 2024
As Revised August 16, 2024
Summary Prospectus

ArrowMark Colorado Holdings LLC and Boston Partners Global Investors, Inc. no longer serve as sub-advisers for the fund. The following section is updated to reflect the current listing of sub-advisers, and all other references to ArrowMark Colorado Holdings LLC and Boston Partners Global Investors, Inc. are no longer applicable:
Investment Adviser
Strategic Advisers (the Adviser) is the fund's manager. AllianceBernstein L.P., BlackRock Investment Management, LLC, Brandywine Global Investment Management, LLC, D. E. Shaw Investment Management, L.L.C., FIAM LLC, FIL Investment Advisors, Fidelity Diversifying Solutions LLC, GW&K Investment Management, LLC, Geode Capital Management, LLC, J.P. Morgan Investment Management Inc., LSV Asset Management, Loomis, Sayles & Company, L.P., Neuberger Berman Investment Advisers LLC, Pacific Investment Management Company LLC, PineBridge Investments LLC, Portolan Capital Management, LLC, Principal Global Investors, LLC, River Road Asset Management, LLC, T. Rowe Price Associates, Inc., Wellington Management Company LLP, and William Blair Investment Management, LLC have been retained to serve as sub-advisers for the fund.
FIL Investment Advisors (UK) Limited (FIA(UK)), FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan) have been retained to serve as sub-subadvisers for the fund.
The Adviser may change a sub-adviser's asset allocation at any time, including allocating no assets to, or terminating the sub-advisory contract with, a sub-adviser.
STS-SUSTK-1224-100 1.9918825.100	December 13, 2024